UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2014

XENITH BANKSHARES, INC.

(Exact name of Registrant as specified in charter)

Virginia	000-53380	80-0229922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One James Center, 901 E. Cary Street, Suite 1700 Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 433-2200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Grant Thornton, LLP. On October 1, 2014, Xenith Bankshares, Inc. (the “Company”) dismissed Grant Thornton LLP (“Grant Thornton”) as its independent registered public accounting firm, upon the approval of the Audit and Compliance Committee of the Company’s Board of Directors (the “Audit and Compliance Committee”).

The audit reports on the financial statements of the Company as of and for the fiscal years ended December 31, 2013 and 2012 issued by Grant Thornton did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2013 and 2012 and the subsequent interim period from January 1, 2014 through September 30, 2014, (1) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction thereto) between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference thereto in its report on the Company’s financial statements for such periods, and (2) there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether Grant Thornton agrees with the above statements. A copy of Grant Thornton’s letter, dated October 1, 2014, is attached hereto as Exhibit 16.1.

(b) Engagement of BDO USA LLP. On October 1, 2014, the Audit and Compliance Committee approved the engagement of BDO USA LLP (“BDO”) to audit the Company’s financial statements as of and for the fiscal year ending December 31, 2014.

During the Company’s fiscal years ended December 31, 2012 and 2013 and the subsequent interim period from January 1, 2014 through September 30, 2014, the Company did not consult BDO in regards to the Company’s financial statements, which were audited by Grant Thornton as its independent registered public accounting firm, with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed, (2) the type of audit opinion that might be rendered on the Company’s financial statements or (3) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction thereto) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter, dated October 1, 2014, from Grant Thornton LLP to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2014

XENITH BANKSHARES, INC.

By:	/s/ Thomas W. Osgood
Thomas W. Osgood
Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit

16.1	Letter, dated October 1, 2014, from Grant Thornton LLP to the Securities and Exchange Commission